UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 23, 2020

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On November 23, 2020, Home Bancorp, Inc. (the "Company"), the parent holding company for Home Bank, N.A. (the "Bank"), announced the promotion of David T. Kirkley, age 39, to Executive Vice President and Chief Financial Officer of the Company and the Bank. Mr. Kirkley joined Home Bank, N.A. in May 2012 as Treasurer. Previously, he served as Funding Manager and Financial Analyst at Iberiabank from 2008 to May 2012 and, prior thereto, as Staff Accountant at Iberiabank.

There are no arrangements or understandings between a director or executive officer of the Company and Mr. Kirkley pursuant to which he was named an executive officer of the Company. No directors or executive officers of the Company or the Bank are related to Mr. Kirkley by blood, marriage or adoption. Mr. Kirkley has not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission. Mr. Kirkley's base annual salary is $175,000 and he participates in all of the Company's employee benefit plans.

A copy of the Company’s press release issued by the Company on November 23, 2020 announcing Mr. Kirkley's promotion is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release - Home Bancorp Promotes David T. Kirkley to Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: November 24, 2020	By:	/s/ John W. Bordelon
John W. Bordelon
Chairman, President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release - Home Bancorp Promotes David T. Kirkley to Chief Financial Officer